UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)
November 5, 2007
LIMELIGHT NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33508	20-1677033
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
2220 W. 14th Street
Tempe AZ 85281
(Address of principal executive offices, including zip code)
(602) 850-5000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On November 5, 2007, Limelight Networks, Inc. issued a press release regarding its financial results for the third quarter ended September 30, 2007 and certain other information. The full text of the press release concerning the foregoing is furnished herewith as Exhibit 99.1.
     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit Number	Description

99.1	Text of press release issued by Limelight Networks, Inc., dated November 5, 2007, reporting the results of operations for the third quarter ended September 30, 2007 and certain other information (furnished herewith).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIMELIGHT NETWORKS, INC.
/s/ Matthew Hale
Matthew Hale
Chief Financial Officer and Secretary

Date: November 5, 2007

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of press release issued by Limelight Networks, Inc., dated November 5, 2007, reporting the results of operations for the third quarter ended September 30, 2007 and certain other information (furnished herewith).